UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2016

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Merchandise Mart Plaza, Suite 1300 Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 549-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On September 29, 2016, ConAgra Foods, Inc. (the “Company”) issued a press release and posted a question and answer document (“Q&A”) on its website containing information on the Company’s first quarter fiscal 2017 financial results. The press release and Q&A are furnished with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

The information in this Item 2.02 is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities thereof and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued September 29, 2016

99.2	Questions and Answers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	EVP, General Counsel & Corporate Secretary

Date: September 29, 2016

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued September 29, 2016

99.2	Questions and Answers